SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             NETIVATION.COM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

  ----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

  ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  ----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

  ----------------------------------------------------------------------------

(5) Total fee paid:

  ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

  ----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

  ----------------------------------------------------------------------------

(3) Filing party:

  ----------------------------------------------------------------------------

(4) Date filed:

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

                               [GRAPHIC OMITTED]

                       806 WEST CLEARWATER LOOP, SUITE N
                            POST FALLS, IDAHO 83854

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 12, 2000

--------------------------------------------------------------------------------
DEAR STOCKHOLDER:

     You are invited to attend Netivation.com, Inc.'s 2000 Annual Meeting of Stockholders ("Annual Meeting"), which will be held at the Coeur d'Alene Resort, Coeur d'Alene, Idaho, on Monday, June 12, 2000, at 10:00 a.m. Pacific Daylight Time for the following purposes:

   1. Elect two Class I Directors to serve until Netivation.com, Inc.'s 2003 annual meeting or until their successors are duly elected and qualified (see "PROPOSAL 1. ELECTION OF DIRECTORS");

   2. Ratify the selection of Arthur Andersen, LLP as Netivation.com, Inc.'s independent auditors for the year ending December 31, 2000 (see "PROPOSAL
      2. RATIFICATION OF AUDITORS"); and

   3. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

     Our Board of Directors ("Board" or "Board of Directors") has established the close of business on Thursday, April 20, 2000, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting.

     We hope you will be able to attend. But if you are unable to attend, we need your vote. Voting by proxy will not prevent you from voting in person at the Annual Meeting, but it will assure that your vote is counted if you are unable to attend the Annual Meeting.

     If you plan on voting at the Annual Meeting and your shares are held by a broker, bank, or other person, you must bring two additional items to the Annual Meeting: (i) a letter from that entity which confirms your beneficial ownership of shares, and (ii) a proxy issued on your behalf.

     Your vote is important to us regardless of the number of shares you own. Please sign and date the enclosed proxy card and return it promptly in the enclosed self-addressed, postage-paid envelope.

     If you have any questions, please do not hesitate to contact us.

                                        Sincerely,


                                        /s/ ANTHONY J. PAQUIN
                                        ---------------------
                                        ANTHONY J. PAQUIN
                                        Chairman of the Board,
                                        President, and Chief Executive Officer

Post Falls, Idaho
May 12, 2000

                             NETIVATION.COM, INC.
                       806 WEST CLEARWATER LOOP, SUITE N
                            POST FALLS, IDAHO 83854

--------------------------------------------------------------------------------

                                PROXY STATEMENT

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


INTRODUCTION ............................................................... 1

INFORMATION CONCERNING VOTING .............................................. 1
  General Information ...................................................... 1
  Date, Time and Place of Annual Meeting ................................... 1
  Record Date; Shares Entitled to Vote ..................................... 1
  Market for Netivation.com's Common Stock ................................. 1
  Quorum; Required Vote .................................................... 1
  Revocation of Proxies .................................................... 2
  Solicitation ............................................................. 2

PROPOSAL 1  ELECTION OF DIRECTORS .......................................... 3
  Nominees ................................................................. 3
  Directors ................................................................ 4

PROPOSAL 2  RATIFICATION OF APPOINTMENT OF AUDITORS ........................ 5

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS .......................... 6
  Audit Committee .......................................................... 6
  Compensation Committee ................................................... 6
  Nominating Committee ..................................................... 6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ............. 7

EXECUTIVE COMPENSATION AND OTHER INFORMATION ............................... 8
  Summary of Cash and Certain Other Compensation ........................... 8
  Stock Option Grants in 1999 .............................................. 9
  Aggregated Stock Options ................................................ 10
  Director Compensation ................................................... 11
  Executive Officers and Directors ........................................ 11
  Description of Executive Officers and Key Employees ..................... 11

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION ................... 13

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ................... 15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............................ 15
  Indemnification of Executive Officers and Directors ..................... 16

STOCKHOLDER PROPOSALS OR NOMINATION OF DIRECTORS .......................... 17

OTHER MATTERS ............................................................. 17

                                 INTRODUCTION

     Netivation.com, Inc., a Delaware corporation ("Netivation.com"), develops and operates topic-specific Internet communities designed to permit people with common interests to access its suite of services and resources on the Internet. Netivation.com has developed two distinct communities, a public policy and political site serviced by Votenet.com ("Votenet") and a medical and healthcare site serviced by MEDMarket.com ("MEDMarket"). Netivation.com's Votenet site addresses public policy and political issues and includes political content, products, and services designed for candidates for political office, voters, political organizations, political action committees, associations, and lobbyists. Netivation.com's MEDMarket site provides content, products, and services for physicians, healthcare-conscious consumers, patients and their families, pharmaceutical and insurance companies, hospitals, and others involved in the healthcare market.

                         INFORMATION CONCERNING VOTING

GENERAL INFORMATION

     We have sent you the enclosed proxy card because Netivation.com's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement is designed to provide you with information to assist you in voting your shares. It summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission. The purpose of the Annual Meeting is for the stockholders of Netivation.com's common stock to consider and vote on the following proposals:

   1. Elect two Class I Directors to serve until Netivation.com's 2003 annual meeting or until their successors are duly elected and qualified (see "PROPOSAL 1. ELECTION OF DIRECTORS");

   2. Ratify  the  selection  of  Arthur  Andersen,   LLP  as   Netivation.com's
      independent  auditors for the year ending December 31, 2000 (see "PROPOSAL
      2. RATIFICATION OF AUDITORS");

   3. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

DATE, TIME AND PLACE OF ANNUAL MEETING

     The Annual Meeting will be held on Monday, June 12, 2000, at 10:00 a.m., Pacific Daylight Time, at the Coeur d'Alene Resort, Coeur d'Alene, Idaho. Netivation.com intends to mail this Proxy Statement and accompanying proxy card on or about May 12, 2000, to all Stockholders entitled to vote at the Annual Meeting.

RECORD DATE; SHARES ENTITLED TO VOTE

     Netivation.com's Board of Directors fixed the close of business on Thursday, April 20, 2000, as the record date (the "Record Date") for determining Netivation.com's stockholders entitled to vote at the Annual Meeting. Only the holders of record of Netivation.com's common stock on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 20, 2000, there were 10,869,516 shares of common stock outstanding.

MARKET FOR NETIVATION.COM'S COMMON STOCK

     Netivation.com's common stock is listed for quotation on the Nasdaq National Market System under the symbol "NTVN." On the Record Date, the fair market value of Netivation.com's common stock as reported by the Nasdaq National Market System at the close of trading was $3.00 per share.

QUORUM; REQUIRED VOTE

     On the Record Date, there were 10,869,516 shares of outstanding common stock of Netivation.com and approximately 2,353 holders of record. You are entitled to one vote for each share of Netivation.com's common stock that you hold as of the Record Date on each of the matters to be voted on at the Annual Meeting. You do not have cumulative voting rights. A quorum consisting of at least 5,434,758 shares is necessary to hold a valid meeting. If at least 5,434,758 shares of the total 10,869,516 shares entitled to vote at the Annual Meeting are cast, either in person or by proxy, a quorum will exist.

     The inspector of election appointed for the Annual Meeting will tabulate all votes. The inspector of election will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will count toward the quorum requirement, and they will have the same effect as negative votes. Broker non-votes will be counted toward a quorum, but will not be counted in determining whether a matter is approved.

     If the shares held by the persons present or represented by proxy at the Annual Meeting are less than 5,434,758 shares of Netivation.com's common stock, the Annual Meeting may be adjourned for the purpose of obtaining additional proxies, votes or for any other purpose. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original Annual Meeting (except for any proxies which have since then effectively been revoked or withdrawn). See "Revocation of Proxies" below.

REVOCATION OF PROXIES

     You may revoke a proxy at any time before it is voted. You may revoke the proxy by filing a written notice of revocation or a duly executed proxy card of a later date with the Secretary of Netivation.com at its executive office located at 806 West Clearwater Loop, Suite N, Post Falls, Idaho 83854, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not, by itself, revoke your proxy.

SOLICITATION

     Netivation.com will pay the entire cost for solicitation of proxies. Copies of the solicitation materials will be sent to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of Netivation.com's common stock beneficially owned by others to forward to such beneficial owners. Netivation.com may reimburse persons representing beneficial owners of common stock for their costs of forwarding proxy solicitation materials to the beneficial owners. Directors, executive officers, or other regular Netivation.com employees may supplement the original solicitation of proxies.
Netivation.com will not pay its directors, executive officers, or regular employees any additional compensation for this service.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

     Netivation.com's Board of Directors is divided into three classes of directors. Each director serves a staggered three-year term which expires at an annual meeting of stockholders. Each director is to serve on the Board of Directors until his or her term expires and until a successor is elected and has qualified, or until a director's earlier death, resignation, or removal.

     The current classes of directors are as follows:

   o Class I Directors: Gary S. Paquin and T. A. (Drew) Wahlin. The term of office for the Class I Directors expires as of the Annual Meeting.

   o Class II Director: Douglas K. Carnahan. The term of office for the Class II Director expires as of the 2001 annual meeting.

   o Class III Directors: Anthony J. Paquin and Donna L. Weaver. The term of office for the Class III Directors expires as of the 2002 annual meeting.

     The  nominees  for Directors to be voted on at the Annual Meeting are: Gary
S. Paquin and T.A. (Drew) Wahlin. Upon election, these nominees will hold office until Netivation.com's annual meeting of stockholders in 2003.

     If elected, each nominee has agreed to serve, and the Board has no reason to believe that either nominee will be unable to serve. If either nominee is unable to stand for election as a result of an unexpected occurrence, the Board may substitute a nominee and allocate the voted shares for another person of its choice. It is intended that the executed proxies be voted for the election of the two nominees, unless the authority to do so is withheld. The number of directors on Netivation.com's Board of Directors is five. The following information is furnished to provide you with information on each of Netivation.com's directors.

NOMINEES

  CLASS I -- NOMINEES TO BE ELECTED TO SERVE UNTIL 2003

     GARY S. PAQUIN -- Mr. Paquin (48) has served as Netivation.com's Chief Marketing Officer since January 1999, as Netivation.com's Secretary since August 1998, and as a director of Netivation.com since September 1997.
     From August 1998 to January 1999, he served as Netivation.com's Chief Operating Officer. From August 1998 to February 1999, he served as Netivation.com's Treasurer. From 1997 to July 1998, Mr. Paquin served as Netivation.com's Vice President of Sales and Corporate Development. Mr. Paquin co-founded Agency One Corporation in 1989 and served as its Vice President until 1997. Previously, Mr. Paquin served as a regional manager for Computer Associates International, Inc., a software, support and integration services company, and held various management and marketing positions with International Business Machines, Inc. Mr. Paquin serves on the local United Way board of directors. Mr. Paquin is the brother of Anthony J. Paquin, Netivation.com's Chairman of the Board, President and Chief Executive Officer; David C. Paquin, Netivation.com's Vice President of Human Resources; Michael R. Paquin, Netivation.com's MEDMarket General Manager; and is the brother-in-law to Kelly M. McCarthy, Netivation.com's Vice President of Mergers and Acquisitions.

     T. A. (DREW) WAHLIN -- Mr. Wahlin (52) has served as a member of Netivation.com's Board of Directors since August 1998. Mr. Wahlin has served as the Chairman of Netivation.com's audit committee since October 1998; as a member of the compensation committee since March 1999; and as a member of the nominating committee since March 1999. Mr. Wahlin has served as the managing principal of Idaho Consulting International, a consulting firm, since January 1994. He holds a B.A. from the University of California, Davis and an M.B.A. from the University of Puget Sound. Mr. Wahlin is a Certified Public Accountant.

DIRECTORS

  CLASS II -- DIRECTOR SERVING UNTIL THE 2001 ANNUAL MEETING

     DOUGLAS K. CARNAHAN -- Mr. Carnahan (58) has served as a member of Netivation.com's Board of Directors since 1998. Mr. Carnahan has served as the Chairman of Netivation.com's compensation committee since October 1998; as a member of the audit committee since March 1999; and as a member of the nominating committee since March 1999. Mr. Carnahan served as Senior Vice President of Hewlett-Packard Company from 1995 to 1998. He also served as General Manager of the Measurement Systems Organization from 1993 to 1998. Currently, Mr. Carnahan serves on the board of directors of Molex, Inc., an electronic components company. Mr. Carnahan holds a B.S. from San Jose State University and an M.B.A. from Santa Clara University.

  CLASS III -- DIRECTORS SERVING UNTIL THE 2002 ANNUAL MEETING

     ANTHONY J. PAQUIN -- Mr. Paquin (41) has served as Netivation.com's Chairman of the Board of Directors, President, and Chief Executive Officer since September 1997. Mr. Paquin was a candidate in the primary elections for the United States House of Representatives in Idaho's First Congressional District during 1997 and 1998. Mr. Paquin co-founded Agency One Corporation, a company that developed software for the insurance industry in 1989, and served as its President and Chief Executive Officer until 1993. Agency One Corporation was acquired in 1993 by Agency Management Services, an insurance software company ("AMS";), and a subsidiary of CNA Financial Corporation. Mr. Paquin served as the Senior Vice President of Marketing of AMS from 1993 to March 1997. Mr. Paquin founded and is the President of the Idaho Technology Association. Mr. Paquin serves on the board of directors of MoneyZone.com. Mr. Paquin is the husband of Kelly M. McCarthy, Netivation.com's Vice President of Mergers and Acquisitions; and the brother of Gary S. Paquin, Netivation.com's Chief Marketing Officer and Secretary; David C. Paquin, Netivation.com's Vice President of Human Resources; and Michael R. Paquin, Netivation.com's MEDMarket General Manager.

     DONNA L. WEAVER -- Ms. Weaver (56) has served as a member of Netivation.com's Board of Directors since August 1998. Ms. Weaver has also served as Chair of the nominating committee since March 1999. Ms. Weaver has also served as a member of Netivation.com's audit and compensation committees since March 1999. In 1985, Ms. Weaver founded Weaver, Field & London, Inc., an investor relations and corporate communications firm, and has served as its Chairman since the firm's inception. Ms. Weaver served as a Director of Ross Stores, Inc. from 1986-2000 and currently serves on the Board of Directors of Crown Vantage, Inc., and Hancock Fabrics, Inc. Ms. Weaver served as volunteer Campaign Chairman of the successful 1996 Congressional Term Limits Initiative and the 1998 Congressional Term Limits Pledge Initiative in Idaho. She holds a B.S. from the University of Arizona and an M.S. from the Stanford Graduate School of Business.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 1.

                                  PROPOSAL 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Arthur Andersen, LLP to serve as Netivation.com's auditors and to make an examination of Netivation.com's consolidated financial statements for the year ending December 31, 2000. This firm of independent accountants has served as Netivation.com's auditors since Netivation.com's initial public offering in June 1999.

     Representatives  of  Arthur  Andersen,  LLP  will  be present at the Annual
Meeting to respond to appropriate questions and to make a statement if they desire to do so.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        THE RATIFICATION OF PROPOSAL 2.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During  the  year  ended December 31, 1999, the Board of Directors met four
(4) times. In addition to the full board meetings, some directors also attended meetings of board committees. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee.

AUDIT COMMITTEE

     The Audit Committee's primary functions are to review and supervise the financial controls of Netivation.com. This includes selecting Netivation.com's independent public accountants, reviewing the scope of the audit procedures, accounting practices and policies of Netivation.com's independent public accountants, and reporting to the Board of Directors regarding the findings of the independent public accountants. The Audit Committee consists of Messrs. Wahlin (Chairman) and Carnahan and Ms. Weaver, and met once during 1999.

COMPENSATION COMMITTEE

     The Compensation Committee is authorized by the Board of Directors to review and approve the benefits and compensation for Netivation.com's executive officers as reviewed by the full Board of Directors, administer Netivation.com's compensation and stock option plans, and make recommendations to the Board of Directors regarding compensation issues. The Compensation Committee consists of Messrs. Carnahan (Chairman) and Wahlin and Ms. Weaver, and met once during 1999. For information regarding compensation received by a director, see "Executive Compensation and Other Information," "Director Compensation," and "Certain Relationships and Related Transactions."

NOMINATING COMMITTEE

     The Nominating Committee recommends the size of the Board of Directors, evaluates the qualifications of and recommends candidates for election as Directors of Netivation.com and members of Board committees. The Nominating Committee consists of Ms. Weaver (Chair) and Messrs. Carnahan and Wahlin. The Nominating Committee did not meet during 1999.

     During the year ended December 31, 1999, all of the directors attended at least 75% of all of the meetings of the Board and those committees on which they served during the year.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     This table details the amount of Netivation.com's common stock owned as of Thursday, April 20, 2000, by each person who is known by Netivation.com to beneficially own more than 5% of Netivation.com's common stock. The table also shows information concerning beneficial ownership by all directors, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

                          BENEFICIAL OWNERSHIP TABLE

TITLE OF CLASS: COMMON STOCK
                                                                       AMOUNT & NATURE
                          NAME AND ADDRESS                              OF BENEFICIAL      PERCENT
                        OF BENEFICIAL OWNER                              OWNERSHIP(1)     OF CLASS(2)
-------------------------------------------------------------------   ----------------    ----------
Beneficial Owners:
 Gary S. Paquin,(3,5) Chief Marketing Officer and Secretary .......         992,733          9.1%
 806 West Clearwater Loop, Suite N
   Post Falls, Idaho 83854
 Oron Strauss,(3,5) Votenet General Manager .......................         729,620          6.7%
 666 11th Street N.W.
   Washington, D.C. 20001
Directors, Executive Officers and Management:(4)
 Anthony J. Paquin,(3,6,13) Chairman of the Board of Directors,
   President and Chief Executive Officer ..........................         513,908          4.7%
 James B. Arnold,(3,7) Chief Financial Officer ....................           4,000            *
 David C. Paquin,(3,8) Vice President of Human Resources ..........         256,875          2.3%
 Michael R. Paquin,(3,9) MEDMarket General Manager ................           2,000            *
 Kelly M. McCarthy,(3,10,13) Vice President of Mergers and
   Acquisitions ...................................................          17,680            *
 Donna L. Weaver,(3,4,11) Director ................................         238,333          2.1%
 T.A. (Drew) Wahlin,(3,4,12) Director .............................          83,333            *
 Douglas K. Carnahan,(3,4) Director ...............................          20,833            *
 All directors, executive officers and management as a group
   (10 persons):(8,9,14) ..........................................       2,859,315         26.3%


----------
* Represents holdings of less than 1%

(1) For purposes of this table, shares are considered to be "beneficially" owned if the person holds them either directly or indirectly. "Beneficially" owned includes the shares a person has the right to acquire within 60 days of December 31, 1999. Unless otherwise indicated in the footnotes to this table and subject to the community property laws where applicable, each of the stockholders named in this table has sole voting and investment power regarding the shares beneficially owned by the shareholder.

(2) The percentage of stock ownership is based on 10,869,516  outstanding shares
    of  Netivation.com   common  stock,   adjusted  as  required  by  the  rules
    promulgated by the SEC.

(3) Netivation.com's executive officers, directors, and management will not receive options within 60 days after the date of this table. But the table does include vested shares which Netivation.com executive officers, directors and management have the right to acquire pursuant to stock options as of the date of this table. The vested stock shares which these executive officers, directors, and management are eligible to acquire by exercise are as follows: Mr. Anthony Paquin 20,833; Mr. Gary Paquin 14,583; Mr. Arnold -0-; Mr. David Paquin 6,875; Mr. Michael R. Paquin -0-; Mr. Strauss 23,333; Ms. McCarthy -0-; Ms. Weaver 10,833; Mr. Wahlin 10,833; and Mr. Carnahan 10,833; all directors and executive officers as a group 98,123.

(4) Includes 10,000 shares of Netivation.com's common stock granted to each of the Non-employee Directors in January 1999 as compensation for their services on the Board. Ms. Weaver holds the majority of her shares jointly with her husband, C.R. Weaver, in a family trust.

(5) Mr. Paquin and Mr. Strauss are beneficial owners as well as executive officers. Mr. Paquin owns 978,150 shares individually. Mr. Strauss owns 706,287 shares individually.

(6) Mr. Anthony Paquin owns 491,575 shares individually.

(7) Mr. Arnold owns 4,000 shares jointly with his wife.

(8) Mr. David Paquin owns 250,000 shares individually.

(9) Mr. Michael Paquin owns 2,000 shares individually.

(10)Ms. McCarthy holds warrants to purchase 16,180 shares of Netivation.com common stock.

(11)Ms. Weaver holds 217,500 shares jointly with her husband, C.R. Weaver, in a family trust.

(12)Idaho Consulting International, a sole proprietorship owned by Mr. Wahlin, holds an option to purchase 62,500 shares of Netivation.com common stock at an exercise price of $.03 per share.

(13)Mr. Anthony Paquin and Ms. Kelly McCarthy own 1,500 shares jointly as husband and wife.

(14)Netivation.com is not aware of any transaction or arrangements which would result in a change in control of the Company.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     This table details certain summary information concerning compensation paid to or accrued by Netivation.com on behalf of Netivation.com's chief executive officer and each of Netivation.com's other executive officers, as of the end of the last year ("Named Executive Officers") and for the years ended December 31, 1997 and December 31, 1998.

                          SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                      ANNUAL COMPENSATION                   AWARDS3
                                         ---------------------------------------------   -------------
                                                                                          SECURITIES
NAME AND PRINCIPAL                                                       OTHER ANNUAL     UNDERLYING         ALL OTHER
POSITION                         YEAR     SALARY ($)    BONUS ($)(1)    COMPENSATION(2)   OPTIONS (#)     COMPENSATION ($)(4)
-----------------------------   ------   ------------   ------------   ---------------   -------------   ------------------
Anthony J. Paquin,(9)........   1999       $150,000       $ 50,000            --             62,500           $ 1,309(4)
Chairman of the Board,          1998       $100,600             --            --                 --           $   432(4)
President, and Chief            1997          N/A            N/A             N/A              N/A                N/A
Executive Officer
Gary S. Paquin,(9)...........   1999        125,000       $ 50,000            --             43,750           $ 1,309(4)
Chief Marketing Officer         1998       $100,200             --            --                 --           $   817(4)
and Secretary                   1997          N/A            N/A             N/A              N/A                N/A
James B. Arnold,(9)..........   1999       $28,125(5)           --            --             40,000           $45,185(6)
Chief Financial Officer         1998          N/A               --            --              N/A                N/A
                                1997          N/A            N/A             N/A              N/A                N/A
Michael R. Paquin, ..........   1999       $41,666(5)           --            --                 --           $18,000(6)
MEDMarket General               1998          N/A            N/A             N/A              N/A                N/A
Manager                         1997          N/A            N/A             N/A              N/A                N/A
Kelly M. McCarthy, ..........   1999       $41,666(5)           --            --            16,1807           $90,518(5)
Vice President of Mergers       1998          N/A            N/A             N/A              N/A                N/A
and Acquisitions                1997          N/A            N/A             N/A              N/A                N/A
Oron Strauss,(9).............   1999       $ 5,208(5)     $20,000(5)          --                 --                 --
Votenet General Manager         1998          N/A               --            --                 --                 --
                                1997          N/A               --            --                 --                 --

----------

(1) For the year ended December 31, 1999, Netivation.com did not have a formal bonus plan. The Board of Directors and the Compensation Committee determined the size of the bonus for the Chief Executive Officer and for the Chief Marketing Officer.

(2) Consists of gains on the exercise of options equal to the difference between the exercise price and the market price on the exercise date. No options were exercised by the Named Executive Officers during 1999. Certain incidental personal benefits that are furnished to Netivation.com's executive officers may result from expenses incurred in attracting and retaining qualified personnel. In 1999, Netivation.com did not provide any incidental benefits to any of the Named Executive Officers not otherwise noted on the Summary Compensation Table.

(3) Netivation.com has no stock appreciation rights (SARs). The long-term compensation awards consist of stock options granted under the 1999 Equity Incentive Plan. Options vest at a rate of 1/3 per year over a period of three years beginning on December 31, 1999, unless pursuant to the terms of the stock option grants, the vesting schedule is accelerated.

(4) Netivation.com pays the premiums for a combined life-insurance policy on Anthony J. Paquin and Gary S. Paquin of which Netivation.com is the beneficiary. The total annual premium for 1999 was $2,618 or $1,309 for each of these Named Executive Officers.

(5) Several Named Executive Officers joined Netivation.com during 1999. James B. Arnold joined Netivation.com in October 1999 as the Chief Financial Officer. Mr. Arnold's salary represents his earnings from October 1999 through December 31, 1999.

    Michael R. Paquin joined Netivation.com in August 1999 as the MEDMarket General Manager. Mr. Paquin's salary represents his earnings from August 1, 1999 through December 31, 1999.

    Kelly M. McCarthy joined Netivation.com in August 1999 as the Vice President of Mergers and Acquisitions. Ms. McCarthy's salary represents her earnings and her commission from August 1999 through December 31, 1999.

    Oron Strauss became President and Chief Executive Officer of Net.Capitol, Inc., a Delaware corporation and wholly-owned subsidiary of Netivation.com, on December 15, 1999. He currently serves as Votenet General Manager. Votenet is a division of Netivation.com. Mr. Strauss' salary represents his earnings from December 15, 1999 through December 31, 1999.


(6) Netivation.com paid the relocation expenses for Mr. Arnold and Mr.Paquin for their moves from Virginia and Chicago, respectively.

(7) Ms. McCarthy received a warrant agreement to purchase 16,180 shares of Netivation.com common stock as part of her compensation in assisting with Netivation.com's initial public offering when she worked at EBI Securities Corp.

(8) Mr. Strauss' bonus was negotiated as part of the acquisition of Net.Capitol, Inc.

(9) Netivation.com signed employment agreements with each of these Named Executive Officers. See the section of the Compensation Committee Report on Executive Compensation entitled "Other Executive Employment Agreements" and "Chief Executive Officer's 1999 Compensation and Employment Agreement" for details.


STOCK OPTION GRANTS IN 1999

     In   1999,   the   Board   of   Directors   granted   stock  options  under
Netivation.com's 1999 Equity Incentive Plan ("Equity Incentive Plan"). For 1999, Netivation.com reserved 750,000 shares of common stock to issue as stock awards to directors, executive officers, and employees. The number of shares of common stock available under the Equity Incentive Plan is adjusted annually on January 1 based on 15% of the aggregate of (i) the total shares of common stock outstanding and (ii) the number of shares of stock Netivation.com is obligated to issue under specific contracts, as of such date.

     Netivation.com also has a non-qualified stock plan (the "Non-Qualified Plan") for the benefit of employees and consultants. Netivation.com has 1,000,000 shares authorized under the Non-Qualified Plan. As of December 31, 1999, Netivation.com granted stock options for 105,270 shares and there are 894,730 shares remaining under the Non-Qualified Plan.

     The Equity Incentive Plan and the Non-Qualified Plan are administered by the Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors as to who receives options or other stock awards, the number of shares in each option or award, when the options may be exercised, and the exercise price of the option. The table below details information about the stock options granted during 1999 to the Named Executive Officers under the Equity Incentive Plan and the Non-Qualified Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                             NUMBER OF SECURITIES    % OF TOTAL OPTIONS
                                  UNDERLYING        GRANTED TO EMPLOYEES   EXERCISE PRICE   EXPIRATION
            NAME                OPTIONS GRANTED        IN FISCAL YEAR(4)       ($/SH)(5)       DATE
--------------------------- ---------------------- ---------------------- ---------------- -----------
Anthony J. Paquin .........        25,000(1)                  3.65              $2.50       12/31/08
                                   37,500(2)                  5.47              $1.25       12/31/08
Gary S. Paquin ............        25,000(1)                  3.65              $2.50       12/31/08
                                   18,750(2)                  2.73              $1.25       12/31/08
James B. Arnold ...........        40,000(3)                  5.84              $6.00       12/01/09
Michael R. Paquin .........             --                     0                   --             --
Kelly M. McCarthy .........             --                     0                   --             --
Oron Strauss ..............             --                     0                   --             --

----------

(1) Options vest at a rate of 1/3 a year over a period of three (3) years beginning on December 31, 1999, unless the vesting schedule is accelerated according to the terms of the stock option grant. In the event of a change of control, as defined in the Equity Incentive Plan, as amended, all outstanding options become exercisable immediately. Options expire three (3) months after an optionee's employment with Netivation.com is terminated for any reason, unless the termination results from optionee's permanent disability or death.

    In the case of an optionee's disability, a vested option does not expire until one (1) year after optionee's disability. In the case of an optionee's death, a vested option does not expire until eighteen (18) months after an optionee's death. Options expire ten (10) years from the grant date. As of December 31, 1999, one-third (1/3) of the options granted to executive officers and employees in the last year vested and are fully exercisable.

(2) Options under the Equity Incentive Plan consist of regular stock options and bonus stock options which vest in full on December 31, 2003, with accelerated vesting on December 31, 1999, if certain revenue goals were met. Of the Named Executive Officers, Mr. Anthony Paquin holds 25,000 regular options and 12,500 bonus options and Mr. Gary Paquin holds 12,500 regular options and 6,250 bonus options. As of December 31, 1999, 50% of the regular options vested as Netivation.com's revenue was between $500,000 and $999,000. As of December 31, 1999, none of the bonus options vested.

(3) Under the Equity Incentive Plan, one-third of Mr. Arnold's shares vest annually beginning on October 11, 2000 and continuing each year thereafter, based on continued service to Netivation.com. In the event Netivation.com is acquired, all of Mr. Arnold's shares vest immediately.

(4) During 1999, 85 of Netivation.com's 131 employees were granted options under the Equity Incentive Plan; options for 146,250 shares were granted to Named Executive Officers; and options for 579,475 shares were granted to Netivation.com employees. Nineteen (19) employees of Netivation.com's subsidiary Net.Capitol were granted options to purchase 105,270 shares under the Non-Qualified Plan. In aggregate, 830,995 shares were granted from Netivation.com's stock option plans during 1999. None of the Named Executive Officers received options under the Non-Qualified Plan.

(5) Represents the exercise price of Netivation.com's common stock as determined by the Board of Directors under the Equity Incentive Plan.

AGGREGATED STOCK OPTIONS

     The table below provides information concerning aggregated unexercised stock options held as of the end of 1999 and the stock options exercised during 1999 by the Named Executive Officers under the Equity Incentive Plan.

   AGGREGATED OPTIONS/EXERCISES IN LAST FISCAL YEAR AND FY END OPTION VALUES


                                                                NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                                                      DECEMBER 31, 1999 (1)          DECEMBER 31, 1999 (1, 2)
                                                                -------------------------------   ------------------------------
                                  SHARES
                                ACQUIRED ON         VALUE
            NAME               EXERCISE (#)     REALIZED ($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------------   --------------   --------------   -------------   ---------------   -------------   --------------
Anthony J. Paquin .........        --               --             20,833           41,667           $83,333             0
Gary S. Paquin ............        --               --             14,583           29,167           $55,207             0
James B. Arnold ...........        --               --                  0           40,000                 0             0
Michael R. Paquin .........        --               --                 --               --                --            --
Kelly M. McCarthy .........        --               --                 --               --                --            --
Oron Strauss ..............        --               --                 --               --                --            --

----------

(1) The  table  includes   regular   options  and  bonus  options  vested  under
    Netivation.com's Equity Incentive Plan as of December 31, 1999. The options are valued as of December 31, 1999.

(2) The values in these columns are the aggregate amount by which the market price per share of $5.75 on December 31, 1999, exceeded the respective exercise prices of each of the options.

DIRECTOR COMPENSATION

     FEES PAID FOR SERVICES. In 1999, Netivation.com paid its non-employee directors a $150 fee for their services at each Board of Directors meeting they attended and a per diem fee to reimburse their travel and lodging expenses.

     In November 1999, the Compensation Committee agreed to increase non-employee directors' compensation to $1,000 for each Board of Directors meeting attended, $500 for each committee meeting attended and $500 for each telephonic Board of Directors or telephonic committee meeting the non-employee director attended. The non-employee directors will continue to receive reimbursement for travel and lodging expenses based on each director's location.

     STOCK RECEIVED FOR SERVICES FOR 1999. In January 1999, each non-employee director received a stock grant and a stock option grant under the Equity Incentive Plan. The stock grant was for 10,000 shares of Netivation.com common stock which became fully vested on December 31, 1999. The stock option grant was for 2,500 shares of Netivation.com common stock of which 1/3 vested on December 31, 1999.

     On February 22, 2000, the Compensation Committee agreed that each non-employee director would receive a stock option grant for 10,000 shares of common stock for his or her efforts in assisting Netivation.com with its IPO. The exercise price for these shares is $6.31, the fair market value of the stock as of January 3, 2000. These stock options are fully vested.

EXECUTIVE OFFICERS AND DIRECTORS

     The following table describes certain information about Netivation.com's executive officers ("Executive Officers") and directors.

             NAME               AGE                        POSITION
------------------------------ ----- ----------------------------------------------------
Anthony J. Paquin ............  41   Chairman of Board of Directors, President and Chief
                                     Executive Officer
Gary S. Paquin ...............  48   Chief Marketing Officer, Secretary and Director
James B. Arnold ..............  33   Chief Financial Officer
David C. Paquin ..............  44   Vice President of Human Resources
Michael R. Paquin ............  53   MEDMarket General Manager
Kelly M. McCarthy ............  30   Vice President of Mergers and Acquisitions
Oron Strauss .................  27   Votenet General Manager
Donna L. Weaver ..............  56   Director
T. A. (Drew) Wahlin ..........  52   Director
Douglas K. Carnahan ..........  58   Director

DESCRIPTION OF EXECUTIVE OFFICERS AND KEY EMPLOYEES

     Below are descriptions for each of the Executive Officers and key employees not previously mentioned as Executive Officers standing for election under Proposal 1 on pages 3 and 4 of the Proxy Statement.

     JAMES B. ARNOLD (33) joined Netivation.com in October 1999 as its Chief Financial Officer. Previously, he served as the Chief Financial Officer of Imagination Software, Inc. in Silver Spring, Maryland. Prior to his employment at Imagination Software, he was Chief Financial Officer at AT&T Solutions. From January to November, 1996, Mr. Arnold was Director of Corporate Financial Planning and Analysis at AT&T Solutions. From August 1994 through January 1996, Mr. Arnold served as Business and Financial Director at AT&T Solutions. Prior to his employment at AT&T,

Mr. Arnold held various financial positions with NCR Corporation. Mr. Arnold holds bachelor's degrees in finance and accounting from Miami University and a master's degree in finance from The Johns Hopkins University.

     DAVID C. PAQUIN (44) joined Netivation.com in June 1998 as a General Manager and currently serves as Netivation's Vice President of Human Resources. From March 1999 through August 1999, Mr. Paquin served as part of Netivation.com's executive officers and served as the Chief Operating Officer for Netivation.com. From April 1994 to June 1998, Mr. Paquin served as the Manager of Customer Service, Human Resources and Sales at AMS. From April 1989 to April 1994, he served as the Manager of Technical and Manager Training at Mohawk Power Corporation. Mr. Paquin holds a B.S. from the State University of New York and an M.S. from the New York Institute of Technology. Mr. Paquin is the brother of Anthony J. Paquin, Netivation.com's Chairman of the Board, President, and Chief Executive Officer; Gary S. Paquin, Netivation.com's Chief Marketing Officer and Secretary; Michael R. Paquin, Netivation.com's MEDMarket General Manager; and brother-in-law to Kelly M. McCarthy, Netivation.com's Vice President of Mergers and Acquisitions.

     MICHAEL R. PAQUIN (53) is MEDMarket's General Manager. Mr. Paquin has 15 years of senior management-level experience with Ingersoll Naxos and Western Atlas, Inc., both in Illinois, and with General Motors, Buick Motor Division, in Flint, Michigan. His experience includes international strategic and tactical planning, foreign trade and investment negotiation, sales management and service, and workforce management.

     KELLY M. MCCARTHY (30) recently joined Netivation.com as Vice President of Mergers and Acquisitions. Ms. McCarthy is an investment and corporate financial specialist with experience in diverse areas of investment banking, including initial public offerings, secondary offerings, private placement funding, and mergers and acquisitions. Previously, Ms. McCarthy was the Executive Vice President of Investment Banking for EBI Securities Corp. in Denver, Colorado. Prior to that, Ms. McCarthy served as EBI Securities Corp.'s Syndicate Manager. Prior to 1993, Ms. McCarthy was an investment specialist for EBI Securities Corp. Ms. McCarthy is the wife of Anthony J. Paquin, Netivation.com's Chairman of the Board, President, and Chief Executive Officer and the sister-in-law to Gary S. Paquin, Netivation.com's Chief Marketing Officer and Secretary; David
C. Paquin, Netivation.com's Vice President of Human Resources; and Michael R. Paquin, Netivation.com's MEDMarket General Manager.

     ORON STRAUSS (27) has served as Netivation.com's Votenet General Manager since December 1999. Prior to that, he was Chief Executive Officer and a Director of Net.Capitol from October 1996 to December 1999 and President of Net.Capitol from January 1998 to December of 1999. Mr. Strauss graduated from Dartmouth College in 1995, where he graduated cum laude and majored in History and Government. He was Editor-in-Chief of The Dartmouth Review from 1993 to 1994 and served on the Board of Directors of the Hanover Review, Inc. from 1993 to 1995.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which consists of three non-employee Directors, reviews and approves the compensation of Netivation.com's Executive Officers and makes recommendations to the Board of Directors regarding compensation. The full Board of Directors reviews all decisions by the
Compensation Committee relating to the compensation of Netivation.com's Executive Officers.

     The Compensation Committee uses studies to compare Netivation.com's compensation plans in general with compensation plans in Netivation.com's industry and with comparably-sized companies in similar industries. In November 1999, the Compensation Committee reviewed both industry and national compensation surveys to measure the competitiveness of officer base salaries and total compensation. Netivation.com's Compensation Committee adjusted the compensation levels for its Executive Officers because their compensation was lower than in the industry and comparably-sized companies. Through these adjustments, the Compensation Committee has established goals for compensation plans for both Executive Officers and key employees which provide for competitive direct and deferred compensation.

     The Compensation Committee has considered the provisions of the Internal Revenue Code denying deductions for annual compensation to certain executives in excess of $1 million, subject to certain exceptions. Netivation.com's compensation structure has been such that it is not likely that the $1 million cap will affect Netivation.com in the near future. In the event any annual compensation to executives approaches the $1 million cap, Netivation.com will evaluate and comply with the regulations.

     COMPENSATION  POLICIES  FOR  EXECUTIVE  OFFICERS. Compensation policies for
Executive Officers follow the compensation policies for all employees. The policies emphasize the principle that compensation should be competitive as well as commensurate with both the individual's and Netivation.com's performance.

     Netivation.com's compensation policies for Executive Officers are structured to provide competitive compensation levels that integrate compensation with all of Netivation.com's annual and long-term performance goals, reward above-average corporate performance, recognize an individual's initiative and achievements, provide mechanisms for the Executive Officers to provide for their retirement, and assist Netivation.com in attracting and retaining qualified executives. Actual compensation in any particular year may be above or below Netivation.com's competitors or comparably-sized companies in similar industries, depending upon Netivation.com's performance. The Compensation Committee believes stock ownership is beneficial in aligning Netivation.com's and stockholders' interests in enhancing shareholder value.

     OTHER EXECUTIVE EMPLOYMENT AGREEMENTS. In 1999, Netivation.com signed employment agreements with several of its Executive Officers. These employment agreements were with Anthony J. Paquin, Gary S. Paquin, David C. Paquin, James B. Arnold, and Oron Strauss. Additionally, Netivation.com has key-man life insurance policies in the amount of $1,000,000 on both Anthony J. Paquin and Gary S. Paquin. The section entitled "Chief Executive Officer's 1999 Compensation and Employment Agreement" details Anthony J. Paquin's employment agreement.

     Netivation.com reviewed the industry's standards and use of employment agreements and determined that Netivation.com will continue using the employment agreements currently in place for its Executive Officers; however, it does not plan to use employment agreements in hiring future Executive Officers.

     In January 1999, Netivation.com signed an employment agreement with Gary S. Paquin, which expires on December 31, 2001. During 1999, Mr. Paquin received an annual base salary of $125,000 plus stock options. In November 1999, the Compensation Committee agreed to give Mr. Paquin a bonus of $50,000 for his services during 1999. In November 1999, the Compensation Committee adjusted Mr. Paquin's compensation to $175,000.

     In January 1999, Netivation.com also signed an employment agreement with David C. Paquin, Chief Operations Officer, with a base salary of $80,000 plus stock options. Mr. Paquin resigned from this position and as an executive officer in September 1999 to become Netivation.com's Vice President of Human Resources. In November 1999, the Compensation Committee adjusted Mr. Paquin's compensation to $110,000.

     On September 23, 1999, Netivation.com signed an employment agreement with James B. Arnold as Netivation.com's Chief Financial Officer. Mr. Arnold's employment agreement expires October 11, 2002. In 1999, Mr. Arnold's annual base salary was $112,500 plus stock options. In November 1999, the Compensation Committee adjusted Mr. Arnold's compensation to $140,000 and decided he will be eligible to receive a bonus in subsequent years.

     On December 15, 1999, Netivation.com signed an employment agreement with Oron Strauss as the President and Chief Executive Officer of Net.Capitol.
Mr. Strauss's employment agreement expires December 14, 2002. Mr. Strauss's annual base salary is $125,000 plus stock options. Subsequently, Mr. Strauss's job title has been changed to Votenet General Manager.

     RELATIONSHIP OF PERFORMANCE UNDER COMPENSATION PLANS. Compensation paid to the Executive Officers in 1999, as reflected in the Summary Compensation Table and stock option grant tables, consisted of the following elements: base salary, bonus, the value of stock options that were granted and which vested in 1999, stock purchase plans, and retirement plans.

     Netivation.com's stock option plans are designed to reinforce the long-term focus on both Netivation.com's financial and operational performance and its stock performance. Netivation.com has granted stock options and bonus stock options to Executive Officers under Netivation.com's Equity Incentive Plan. In 1999, the Compensation Committee approved the grant of 725,725 options to purchase shares of Netivation.com's common stock to its Executive Officers and employees. The 1999 options generally vested at a rate of 1/3 per year beginning on December 31, 1999, unless subject to accelerated vesting. The stock options expire approximately 10 years from the grant date.

     The  Executive  Officers  may  also  participate  in Netivation.com's other employee benefit programs as long as they meet each plan's participation requirements. These other benefits include health insurance, group life insurance, the 1999 Employee Stock Purchase Plan, and the 401(k) Plan. In 1999, Netivation.com did not match any amounts contributed by employees to the 401(k) Plan.

     CHIEF EXECUTIVE OFFICER'S 1999 COMPENSATION AND EMPLOYMENT AGREEMENT. The Compensation Committee's general approach to the Chief Executive Officer's annual compensation is to establish a competitive annual base salary and to provide for additional compensation based on Netivation.com's actual performance during the year. This approach coincides with Netivation.com's general philosophy of providing compensation commensurate with the individual's and Netivation.com's performance. As a result, the Chief Executive Officer's compensation may fluctuate from year to year.

     In January 1999, Netivation.com signed an employment agreement with Anthony J. Paquin as Netivation.com's President and Chief Executive Officer. Mr. Paquin's employment agreement expires on December 31, 2001. During 1999, Mr. Paquin received an annual base salary of $150,000 plus stock options. In addition, due to Mr. Paquin's efforts during 1999, the Compensation Committee decided to grant Mr. Paquin a bonus of $50,000. In November 1999, the Compensation Committee also agreed to increase Mr. Paquin's annual base salary to $225,000.

     The  Compensation  Committee's  approach  to  the Chief Executive Officer's
long-term   compensation   is   to   provide  for  retirement  planning  through
Netivation.com's 401(k) Plan and through stock option plans implemented by Netivation.com to emphasize long-term performance and Netivation.com's stock performance. The Chief Executive Officer participates in Netivation.com's Equity Incentive Plan.

     In 1999, the Chief Executive Officer was granted options to: (i) purchase 25,000 shares of Netivation.com common stock, which vest at a rate of 1/3 annually beginning on December 31, 1999; (ii) purchase 25,000 shares of common stock as regular stock options; and (iii) purchase an additional 12,500 shares of common stock as a bonus stock option. The stock options in items (ii) and
(iii) vest in full on December 31, 2003, but were subject to accelerated vesting on December 31, 1999, if Netivation.com reached certain revenue goals. As of December 31, 1999, 50% of the regular stock options vested as a result of Netivation.com's revenue being between $500,000 and $999,999. None of the bonus stock options vested. All of the options expire 10 years from the grant date.

                                        COMPENSATION COMMITTEE



                                        Douglas K. Carnahan, Chairman
                                        Donna L. Weaver
                                        T.A. (Drew) Wahlin


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Netivation.com's Executive Officers, directors, and persons owning more than 10% of a registered class of Netivation.com's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish Netivation.com with copies of all Section 16(a) forms they file. Based solely on its review of such forms and written representations from certain reporting persons that they have complied with the relevant filing requirements, Netivation.com believes that all filing requirements applicable to its Executive Officers, directors, and greater than 10% stockholders were complied with as of December 31, 1999, with the exception of a Form 3 Initial Statement of Beneficial Ownership for James B. Arnold which was filed one day late; a Form 4 for Oron Strauss reflecting his stock option grant in January 2000; and a Form 5: Annual Statement of changes in Beneficial Ownership reflecting Donna Weaver's transfer of stock ownership to a family trust.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 16, 1998, Netivation.com issued a promissory note in the principal amount of $550,000, at an interest rate of 8% per annum, to Britannia Holdings Ltd. In connection with such note, Netivation.com issued 137,500 shares of its common stock to Britannia. This promissory note was amended on July 9, 1998 whereby Netivation.com issued Britannia an additional 12,500 shares of common stock. The principal amount and all accrued interest outstanding under the note was paid by Netivation.com in full in January 1999.

     On June 25, 1998, Netivation.com granted Idaho Consulting International ("ICI"), a sole proprietorship owned by Mr. Wahlin, an option to purchase 125,000 shares of Netivation.com's common stock at an exercise price of $.03 per share and paid $35,637 in cash in consideration for professional consulting services provided by ICI to Netivation.com.

     On   June 25,   1998,  ICI  assigned  its  option  to  purchase  62,500  of
Netivation.com's common stock to Moffatt, Thomas, Barrett, Rock & Fields, Chartered, Netivation.com's legal counsel, in consideration of legal services rendered to Netivation.com and to ICI.

     On October 31, 1998, Netivation.com issued unsecured promissory notes in the principal amounts of $88,300 and $88,800 to each of Mr. Anthony J. Paquin and Mr. Gary S. Paquin. These promissory notes did not bear interest. In January 1999, Netivation.com paid these notes in full.

     In September 1999, Netivation.com invested $525,000 in MoneyZone.com, formerly known as EBONLINE, an Internet company. Anthony Paquin serves as a director of MoneyZone.com, but does not receive compensation for his services.

     In December 1999, Netivation.com made a personal loan to Oron Strauss in the amount of $132,774.00. The interest rate on this loan is 6.25%, and the loan is to be paid over the next two (2) years.

     Until August 31, 1999, Kelly McCarthy served as the Vice President of Corporate Finance for EBI Securities Corporation ("EBI"). EBI was the underwriter of Netivation.com's Initial Public Offering which became effective June 22, 1999. Ms. McCarthy also is an NASD member for Series 7 and Series 24 securities.

     Netivation.com believes that the transactions summarized above were made on terms no less favorable than terms Netivation.com could have obtained from unaffiliated third parties. The board of directors has determined that transactions between Netivation.com and its officers, directors or principal stockholders will be approved by a majority of the disinterested directors and will be on terms no less favorable than Netivation.com could obtain from an unaffiliated third party. The board of directors may obtain independent counsel or other independent advice to assist in that determination.

INDEMNIFICATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Netivation.com's Bylaws provide that Netivation.com will indemnify its directors and Executive Officers and may indemnify its other officers, employees, and other agents to the fullest extent not prohibited by law. Netivation.com believes that indemnification under its Bylaws covers at least negligence by indemnified parties, and requires Netivation.com to advance litigation expenses in the case of shareholder derivative actions or other actions against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification. Netivation.com is also empowered under its Bylaws to enter into indemnification contracts with its directors and officers and to purchase insurance on behalf of any person whom it is required or permitted to indemnify. In accordance with this provision, Netivation.com has entered into indemnity agreements with its directors and officers. Netivation.com also has in effect directors and officers liability insurance coverage.

     Netivation.com's Certificate of Incorporation provides that, under Delaware law, its directors will not be liable for monetary damages for breach of the directors' fiduciary duty of care to Netivation.com and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances, equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to Netivation.com, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

     Currently, there is no pending litigation or proceeding involving a director, Executive Officer, employee, or other Netivation.com agent where indemnification is sought. Netivation.com is not aware of any threatened litigation that may result in indemnification claims by any director, Executive Officer, employee, or other agent.

     Any future transactions between Netivation.com and its Executive Officers, directors, and affiliates will be on terms no less favorable to Netivation.com than can be obtained from unaffiliated third parties, and any material transactions with such persons will be approved by a majority of Netivation.com's disinterested directors.

               STOCKHOLDER PROPOSALS OR NOMINATION OF DIRECTORS

     Netivation.com's Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must be given in writing to the Secretary of Netivation.com at Netivation.com's executive offices no later than May 22, 2000 as detailed below.

     Netivation.com's Bylaws also provide details about the information that needs to be included in each stockholder's proposal or nomination of a director. As of the date of this Proxy Statement, no stockholder proposals or nominations have been made for consideration at the Annual Meeting.

     Since Netivation.com's Annual Meeting was delayed by more than thirty (30) days of the anniversary of its 1998 annual meeting which was held August 3, 1998, notice by the stockholder is considered to be timely if the notice is received by the Secretary of Netivation.com no earlier than the close of business on the 120th day prior to the Annual Meeting (February 13, 2000) and not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made (May 22, 2000).

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly presented, persons named as proxies will vote in accordance with their best judgment on such matters.


                                        By Order of the Board of Directors


                                        /s/ Gary S. Paquin
                                        ------------------
                                        Gary S. Paquin
                                        Secretary



Post Falls, Idaho
May 12, 2000










     A copy of Netivation.com, Inc.'s Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 1999, is available without charge upon written request to:

                                        Gary Strong
                                        Director of Investor Relations
                                        Netivation.com, Inc.
                                        806 West Clearwater Loop, Suite N
                                        Post Falls, Idaho 83854
                                        www.Netivation.com

                             NETIVATION.COM, INC.
         PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 12, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned stockholder hereby appoints Anthony J. Paquin, James B. Arnold, and Mark A. Ellison, or any of them, attorneys and proxies with full power of substitution in each of them, in the name, place, and stead of the undersigned stockholder to attend, vote and act for the undersigned at the Annual Meeting and at any adjournments thereof, with respect to the following items:
     1. To elect the nominees for directors:

     Nominees:  Gary S. Paquin
            T.A. Drew Wahlin
   [ ] FOR                  [ ] AGAINST                [ ] ABSTAIN

  Instructions:  To  withhold  authority  to  vote  for  any individual nominee,
write   that   nominee's name    in    the   space provided below:


     --------------------------
     2. Ratification of Arthur Andersen, LLP as Netivation.com's independent auditors for the fiscal year ending December 31, 2000.

   [ ] FOR                  [ ] AGAINST                [ ] ABSTAIN


  3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
                                  SEE REVERSE
                                      SIDE

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

     If not otherwise directed, this proxy will be voted FOR each of the two proposals and any such other business as may properly come before the meeting listed on the reverse side of this card.


                      YES   NO
DO YOU PLAN TO ATTEND
THE ANNUAL MEETING?   [ ]   [ ]


                                            Signature --------------------------

                                            Date--------------------------------

                                            Signature---------------------------
                                                        (if held jointly)

                                             Date-----------------------------
                                             NOTE:  Please sign  exactly as your
                                             name appears hereon.  If signing as
                                             attorney, executor,  administrator,
                                             trustee,  guardian,  partner, etc.,
                                             please  give  your  full  title  as
                                             such. If signing for a corporation,
                                             please give your  title.  If shares
                                             are held in the name of two or more
                                             persons, all should sign.